                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM N-CSR


             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES


                 Investment Company Act file number 811-05620


                       The Zweig Total Return Fund, Inc.
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                           900 Third Ave, 31st Floor
                            New York, NY 10022-4728
--------------------------------------------------------------------------------
             (Address of principal executive offices)   (Zip code)



               Kevin J. Carr, Esq.
      Chief Legal Officer and Secretary for      John H. Beers, Esq.
                   Registrant                 Vice President and Counsel
         Phoenix Life Insurance Company     Phoenix Life Insurance Company
                One American Row                   One American Row
             Hartford, CT 06103-2899            Harford, CT 06103-2899
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 800-272-2700

Date of fiscal year end: December 31

Date of reporting period: June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

                                                                 August 1, 2006

Dear Fellow ZTR Shareholder:

   Here is the manager's report and commentary for The Zweig Total Return Fund, Inc. for the quarter ended June 30, 2006.

   The Zweig Total Return Fund's net asset value declined 0.49% in the quarter ended June 30, 2006, including $0.128 in reinvested distributions. During the same period, the Fund's benchmark, a composite bond and equity index (62.5% Lehman Brothers Government Bond Index and 37.5% S&P 500(R) Index), returned 0.52%, including reinvested dividends. The Fund's overall exposure to the bond and equity markets for the quarter was approximately 96%.

   For the six months ended June 30, 2006, the Fund's net asset value gained 0.52%, including reinvested distributions. During the same period, the Fund's benchmark, as described above, returned 0.46%, including reinvested dividends. The Fund's overall exposure to the bond and equity markets for the first half of 2006 was approximately 95%.

   As previously announced, the Fund's most recent distribution was $0.042, payable on July 26, 2006 to shareholders of record on July 13, 2006.

   For updates on the Fund's performance and holdings, please visit the closed-end funds section of our Web site, PhoenixFunds.com.

   Thank you for your investment in The Zweig Total Return Fund, Inc.

              Sincerely,

              /s/ Daniel T. Geraci
              Daniel T. Geraci
              President
              The Zweig Total Return Fund, Inc.

                          MARKET OVERVIEW AND OUTLOOK

   The Fund's bond exposure on June 30, 2006, was 59%, with average duration (a measure of interest rate sensitivity) of 6.2 years. This compares with bond exposure of 61%, with average duration of 5.0 years, on March 31, 2006. If we were fully invested, 62.5% of the portfolio would be in bonds and 37.5% in stocks. Consequently, with 59% in bonds, we are at about 94% of a full position (59% / 62.5%).

   The U.S. Treasury bond market endured a very difficult first half of 2006, with the benchmark 10-year Treasury note climbing from a 4.39% yield at the start of the year to a 5.15% yield at the end of June. Since bond prices move in the opposite direction of yields, prices fell during the period. Meanwhile, the Federal Reserve (the "Fed") raised the federal funds rate by another quarter-point to 5.25%. (A more detailed discussion about the Fed's policies and their implications appears in the equity portion of the report which follows).

   With gold, copper, and other metals still trading at near multi-decade highs and with oil at a recent peak, concerns about inflation, the nemesis of the bond market, have heightened. Strong economic data earlier this year, combined with inflationary advances, pushed the yield of the 10-year Treasury note up nearly 30 basis points (0.30%). Perhaps the only "bond friendly" economic news at the moment is the housing market, which is slowing.

   In the face of a dramatic overall backdrop of disappointing economic data, it is not surprising that bond market sentiment is negative. Yet, that is a bright spot in line with our contrarian philosophy: "Beware the crowds at the extreme." Due to this negative sentiment, our models have become quite bullish (positive) on bonds. Also favorable are some indicators that track the rate of change in certain commodities and economic conditions.

   We have been hurt in the short run of the bond sell-off and have not had a good start to the year in the Treasury market. However, we have confidence that our models have worked well over time and we must adhere to the dictates of our research. At this writing, our models are making an aggressive call to acquire long bonds.

   Our exposure to U.S. common stocks was 35% on June 30, 2006, compared with 34% on March 31, 2006. At this level, we are at about 93% of a full position (35% / 37.5%).

   It was not exactly a wild roller coaster ride but the equity market certainly had big upward swings and sharp dips during the second quarter. On May 10 the Dow Jones Industrial Average/SM/ was just 75 points below its record high of June 2000. That was the peak. Then the turbulence started, with huge gains and losses following in rapid succession. By the quarter's end, half of the Dow's yearly gain was wiped out.

   When the dust settled, the Dow closed the quarter up 0.94%, bringing its year-to-date gain to 5.22%. The NASDAQ Composite(R) Index dropped 7.01% for the quarter and was down 1.08% year to date. The S&P 500 Index slipped 1.44% for the quarter but was up 2.69% for the first half of the year. Excluding the United States, the Dow Jones World Stock Index declined nearly 0.9% for the quarter, bringing its net return for the first half to 7.9%.

   While we saw wide fluctuations during the quarter, the bias was on the downward side. That's likely attributable to Federal Reserve Chairman Ben Bernanke's warning in May that inflationary pressures might warrant further interest rate increases. Consequently, there was no surprise when the Fed raised the federal funds rate in late June by another quarter point to 5.25%, its seventeenth consecutive increase. However, when the Fed hinted that further firming was not a certainty, the market skyrocketed by 217 points, its biggest single-day spurt since March 2003. Although the Fed said inflation had risen recently, it added that productivity gains had moderated any increase in labor costs and "inflation expectations still remain contained."

   While not ruling out future rate increases, the Fed said any action would depend on the evolving outlook for inflation and economic growth. Indicating that it did not expect an overheated economy, the Fed said "recent indicators suggest that economic growth is moderating from its strong pace early this year, partly reflecting a gradual cooling of the housing market and the lagged effects of increases in interest rates and energy prices."

   Two recent reports tend to confirm the Fed's view that economic growth is moderating and housing is cooling. The Institute for Supply Management reported its manufacturing index registered 53.8 in June, slightly below May, but the lowest rating since last August, and the Commerce Department reported that a sharp drop in home building brought new construction down 0.4% in May.

   Although rising inflation and a slowing economy are a scenario for stagflation, we do not see that on the immediate horizon. We believe that the softening economy should ultimately put downward pressure on prices and restrain inflation.

   With our economy easing, the country's appetite for foreign goods shows no sign of abating. The Commerce Department reported that our trade gap grew to $63.84 billion in May, an increase of 0.8% from April. The imbalance is on track to surpass last year's record of $716.73 billion. Import prices, including for volatile oil and natural gas, jumped 0.6% in May following a gain of 0.1% in April. We aren't very concerned about the trade disparity. It has been there forever. Higher import prices, however, are a significant inflation factor and this could present a problem in the future.

   Coincident with the trade imbalance, the New York Board of Trade reported that the U.S.

dollar's performance against a trade-weighted basket of six major countries declined 5.1% in the second quarter. While the dollar's weakness might help a bit, we don't see it significant enough to make U.S. exports cheaper and foreign imports more expensive to the extent that it will reduce the trade deficit.

   Despite market uncertainty, business mergers are booming. U.S. transactions in the second quarter totaled $369 billion, up 25% from the year-earlier figure of $294 billion, according to Thomson Financial. Worldwide, the merger volume for the quarter totaled nearly $1 trillion, topping the record of $914 billion set in this year's first quarter. As we have said in previous reports, corporations are flooded with cash and these mergers and acquisitions are probably the single most bullish factor in the current market picture.

   Initial Public Offerings are another growth industry. IPOs in the U.S. totaled $11.15 billion in the second quarter, nearly double the $6.7 billion in the like 2005 period, according to data provider Dealogic. Globally, second quarter IPOs came to $61.15 billion against $33.71 billion a year earlier. We believe the current level of IPO activity is okay. The rate is not red hot or overheated yet, and the quality of offerings isn't that bad. However, we would be concerned if many more offerings of lesser quality come into the market.

   While stocks have been gyrating, companies in the S&P 500 have been buying back their shares in record numbers. They spent over $100 billion in stock buybacks in the first quarter, according to Standard & Poor's. This was an increase of more than 22% from the like 2005 quarter. For the year ended
March 31, 2006, buybacks set a record of $367 billion. By shrinking the supply of stock and putting cash back into the marketplace where it belongs, buybacks have a positive impact on the market. Whether it is the best way for companies to spend their money varies from case to case. If a company's stock price is cheap and buying back shares provides a better return than expanding the business, it's a good thing. If a company has better potential business opportunities elsewhere, then a buyback is not an appropriate activity.

   As far as earnings are concerned, Standard & Poor's predicted a 9% increase in the S&P 500 Index for the second quarter. This would mark the first time in the last sixteen quarters that there was less than a double-digit rise. The gain in the second quarter of last year was 14%. The current decline reflects the slowdown in the economy and the effects of Fed tightening. This could lead to some problems for the market down the road.

   S&P 500-listed companies ended the second quarter of 2006 trading at 17.01 times earnings compared to 17.97 times earnings at March 31, 2006, and 18.87 times earnings at June 30, 2005, according to Bloomberg. The current P/E ratio is below the 17.5 it has averaged since 1960. The lower ratios reflect the fact that earnings have moved up at a much faster pace than stock prices in recent years. We don't believe these ratios are the biggest driving force in the market. What's more important are expected earnings going forward, and, as has been the case for some time, these values appear reasonable for today's equity market.

   There also seems to be less optimism in the market. Recently the Investors Intelligence survey of market advisors revealed investor sentiment as 38.7% bullish and 34.4% bearish. This level of bullishness was the lowest it's been since October 2002. At the start of the year, the bulls were at 47.7% and the bears at 28.3%, and at the beginning of the second quarter, the bulls stood at 55.7% and the bears at 23.7%. The Association of Individual Investors showed a similar trend. While not off the wall, these figures look pretty good. In our view, when there is more fear and pessimism in the market, that's a plus.

   Looking to the future, some analysts are skeptical about the outlook for equities. They believe that the bull market which started in October of 2002 and has not had a 10% correction since March 2003 has run its course and a cyclical bear market is emerging. Others see the bull market lingering awhile longer. We are not particularly concerned about giving a label to the present market. As always, we will carefully monitor the economic data and the inflation trends and continue to follow our indicators in making our investment decisions.

              Sincerely,

                                                  [GRAPHIC]


              Martin E. Zweig, Ph.D.
              President
              Zweig Consulting LLC

                             PORTFOLIO COMPOSITION

   In accordance with The Zweig Total Return Fund's investment policy guidelines, all of our bonds are U.S. Government and Agency obligations. These bonds are highly liquid and provide the flexibility to respond quickly to changing conditions.

   As of June 30, 2006, the Fund's leading equity sectors included financials, information technology, health care, consumer staples, all of which appeared in our previous listing, and consumer discretionary, which replaced industrials. During the second quarter we added to our holdings in telecommunications and consumer discretionary, and reduced our positions in information technology and health care.

   The Fund's top individual equity positions on June 30, 2006 included AT&T, Bank of America, Bristol-Myers Squibb, Deutsche Bank, Dow Chemical, Huntington Bancshares, JPMorgan Chase, Kimberly Clark, Merck and Verizon. Although there were no changes in shares held, Deutsche Bank and JPMorgan Chase are new to this listing. Also new are AT&T and Verizon, which were not previously in our portfolio.

   No longer among our top positions are Freeport-McMoRan, NASDAQ 100 Trust, and Wachovia, where we trimmed our positions, and New York Community Bancorp, where there was no change in shares owned.

              Sincerely,



                 [SIGNATURE]

              /s/ Carlton Neel
              Carlton Neel
              Executive Vice President
              Phoenix/Zweig Advisers LLC

The preceding information is the opinion of the portfolio management. Past performance is no guarantee of future results, and there is no guarantee that market forcasts will be realized.
For definitions of indexes cited and certain investment terms used in this report see the glossary on page 6.

                             OUR PRIVACY COMMITMENT

   The Zweig Total Return Fund, Inc. recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. "Personal information" refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.

Information We Collect

   We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:

..   Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and

..   Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).

Information Disclosed in Administering Products and Services

   We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other service providers and affiliates assisting us.

Procedures to Protect Confidentiality and Security of Your Personal Information

   We have procedures in place that limit access to personal information to those employees and service providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.

   We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our Web site and/or other communications.

Glossary

Dow Jones Industrial Average/SM/: A price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

Dow Jones World Stock Index: The Dow Jones World Stock Index measures the performance of companies worldwide as represented by various foreign stock markets.

Duration: A measure of a fixed income fund's sensitivity to interest rate changes. For example, if a fund's duration is 5 years, a 1% increase in interest rates would result in a 5% decline in the fund's price. Similarly, a 1% decline in interest rates would result in a 5% gain in the fund's price.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

Federal Reserve (the "Fed"): The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Inflation: Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

Initial public offering (IPO): A company's first sale of stock to the public.

Institute for Supply Management (ISM) Report on Business(R): An economic forecast, released monthly, that measures U.S. manufacturing conditions and is arrived at by surveying 300 purchasing professionals in the manufacturing sector representing 20 industries in all 50 states.

Investors Intelligence Survey: A weekly survey published by Chartcraft, an investment services company, of the current sentiment of approximately 150 market newsletter writers. Participants are classified into three categories: bullish, bearish or waiting for a correction.

NASDAQ Composite(R) Index: The NASDAQ Composite(R) Index is a market capitalization-weighted index of all issues listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities. The index is calculated on a total return basis with dividends reinvested.

New York Board of Trade (NYBOT): A commodities exchange in New York that trades futures and options on sugar, cotton, coffee, cocoa, and orange juice, in addition to interest rates, currency, and indexes.

S&P 500(R) Index: The S&P 500 Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Stagflation: A period of little or no economic growth.

Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

                       THE ZWEIG TOTAL RETURN FUND, INC.

                               Sector Weightings
                                  (Unaudited)

                                    [CHART]
As a percentage of total investments
     and securities sold short

U.S. Government Securities               48%
Domestic Common Stock                    29%
Agency Non-Mortgage Backed Securities     5%
Foreign Common Stock                      3%
Other                                    15%


               SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

                                 June 30, 2006
                                  (Unaudited)

                                                              Par
                                                            (000's)     Value
                                                            -------  ------------
   INVESTMENTS
   U.S. GOVERNMENT SECURITIES                      53.08%
   U.S. TREASURY BONDS -- 26.17%
      U.S. Treasury Bond 7.50%, 11/15/16/(e)/...........    $20,000  $ 23,656,240
      U.S. Treasury Bond 8.75%, 5/15/17/(e)/............     22,000    28,385,148
      U.S. Treasury Bond 8.875%, 2/15/19/(e)/...........     15,000    19,931,250
      U.S. Treasury Bond 6.375%, 8/15/27/(e)/...........     11,500    13,053,397
      U.S. Treasury Bond 6.125%, 11/15/27/(e)/..........     17,500    19,336,135
      U.S. Treasury Bond 4.50%, 2/15/36/(e)/............     20,000    17,932,820
                                                                     ------------
                                                                      122,294,990
                                                                     ------------
   U.S. TREASURY NOTES -- 26.91%
      U.S. Treasury Inflation Indexed Note 1.625%,
        1/15/15/(e)(h)/.................................     27,000    26,553,983
      U.S. Treasury Note 3.00%, 2/15/08/(e)/............     38,000    36,716,018
      U.S. Treasury Note 4.00%, 11/15/12/(e)/...........     18,500    17,388,557
      U.S. Treasury Note 4.50%, 2/15/16/(e)/............     20,000    19,028,120
      U.S. Treasury Note 9.25%, 2/15/16/(e)/............     20,000    26,105,460
                                                                     ------------
                                                                      125,792,138
                                                                     ------------
          Total U.S. Government Securities (Identified Cost
            $257,675,396)....................................         248,087,128
                                                                     ------------
   AGENCY NON-MORTGAGE BACKED SECURITIES            5.45%
      FNMA 3.15%, 5/28/08...............................     26,570    25,466,920
                                                                     ------------
          Total Agency Non-Mortgage Backed
            Securities (Identified Cost $26,620,776).........          25,466,920
                                                                     ------------

                       See notes to financial statements

                                                        Number of
                                                         Shares      Value
                                                        --------- -----------
   DOMESTIC COMMON STOCKS                        32.19%
   CONSUMER DISCRETIONARY -- 3.94%
      Abercrombie & Fitch Co./(e)/..................      44,000  $ 2,438,920
      CBS Corp. Class B.............................     120,000    3,246,000
      Ford Motor Corp./(e)/.........................     233,000    1,614,690
      Gap, Inc. (The)/(e)/..........................     140,000    2,436,000
      McDonald's Corp...............................      92,000    3,091,200
      Newell Rubbermaid, Inc./(e)/..................     123,000    3,177,090
      Nike, Inc. Class B............................      30,000    2,430,000
                                                                  -----------
                                                                   18,433,900
                                                                  -----------
   CONSUMER STAPLES -- 3.42%
      Archer-Daniels-Midland Co.....................      53,000    2,187,840
      Costco Wholesale Corp.........................      57,000    3,256,410
      Kimberly-Clark Corp...........................      64,000    3,948,800
      PepsiCo, Inc./(d)/............................      57,000    3,422,280
      Procter & Gamble Co...........................      57,000    3,169,200
                                                                  -----------
                                                                   15,984,530
                                                                  -----------
   ENERGY -- 2.39%
      ConocoPhillips................................      49,000    3,210,970
      Halliburton Co................................      32,000    2,374,720
      Occidental Petroleum Corp.....................      30,000    3,076,500
      Valero Energy Corp............................      38,000    2,527,760
                                                                  -----------
                                                                   11,189,950
                                                                  -----------
   FINANCIALS -- 8.07%
      Allstate Corp.................................      62,000    3,393,260
      Bank of America Corp./(d)/....................     100,000    4,810,000
      Goldman Sachs Group, Inc./(e)/................      17,000    2,557,310
      Huntington Bancshares, Inc./(e)/..............     186,000    4,385,880
      JPMorgan Chase & Co...........................      86,000    3,612,000
      Merrill Lynch & Co., Inc......................      39,000    2,712,840
      Morgan Stanley................................      49,000    3,097,290
      New York Community Bancorp, Inc./(e)/.........     209,000    3,450,590
      PNC Financial Services Group, Inc.............      48,000    3,368,160
      Wachovia Corp./(e)/...........................      55,000    2,974,400
      Wells Fargo & Co..............................      50,000    3,354,000
                                                                  -----------
                                                                   37,715,730
                                                                  -----------
   HEALTH CARE -- 3.98%
      Amgen, Inc./(b)/..............................      34,000    2,217,820
      Bristol-Myers Squibb Co./(e)/.................     192,000    4,965,120
      Gilead Sciences, Inc./(b)/....................      40,000    2,366,400
      Merck & Co., Inc..............................     103,000    3,752,290
      Pfizer, Inc...................................     135,000    3,168,450
      UnitedHealth Group, Inc.......................      47,000    2,104,660
                                                                  -----------
                                                                   18,574,740
                                                                  -----------

                       See notes to financial statements

                                                           Number of
                                                            Shares       Value
                                                           ---------  ------------
   INDUSTRIALS -- 3.14%
      AMR Corp./(b)(e) /...............................      84,000   $  2,135,280
      Boeing Co. (The).................................      31,000      2,539,210
      Continental Airlines, Inc. Class B/(b)(e)/.......      84,000      2,503,200
      General Electric Co./(d)/........................      90,000      2,966,400
      L-3 Communications Holdings, Inc./(d)(e)/........      21,000      1,583,820
      Norfolk Southern Corp............................      55,000      2,927,100
                                                                      ------------
                                                                        14,655,010
                                                                      ------------
   INFORMATION TECHNOLOGY -- 4.24%
      Cisco Systems, Inc./(b)(e)/......................     118,000      2,304,540
      EMC Corp./(b)/...................................     190,000      2,084,300
      Hewlett-Packard Co...............................      82,000      2,597,760
      International Business Machines Corp.............      32,000      2,458,240
      Microsoft Corp...................................     131,000      3,052,300
      Palm, Inc./(b)(e)/...............................     135,000      2,173,500
      QUALCOMM, Inc....................................      64,000      2,564,480
      VeriSign, Inc./(b)(e)/...........................     111,000      2,571,870
                                                                      ------------
                                                                        19,806,990
                                                                      ------------
   MATERIALS -- 1.44%
      Dow Chemical Co./(d)/............................      96,000      3,746,880
      Freeport-McMoRan Copper & Gold, Inc. Class B
        (Indonesia)/(e)/...............................      54,000      2,992,140
                                                                      ------------
                                                                         6,739,020
                                                                      ------------
   TELECOMMUNICATIONS SERVICES -- 1.57%
      AT&T Corp........................................     131,000      3,653,590
      Verizon Communications, Inc......................     110,000      3,683,900
                                                                      ------------
                                                                         7,337,490
                                                                      ------------
          Total Domestic Common Stocks (Identified Cost
            $132,205,314).....................................         150,437,360
                                                                      ------------
   FOREIGN COMMON STOCKS/(c)/                      3.65%
   CONSUMER DISCRETIONARY -- 0.82%
      Honda Motor Co., Ltd. ADR (Japan)/(d)/...........      64,000      2,036,480
      Sony Corp. ADR (Japan)...........................      41,000      1,805,640
                                                                      ------------
                                                                         3,842,120
                                                                      ------------
   ENERGY -- 0.49%
      Nabors Industries Ltd. (United States)/(b)(e)/...      67,000      2,263,930
                                                                      ------------
                                                                         2,263,930
                                                                      ------------
   FINANCIALS -- 0.75%
      Deutsche Bank AG (Germany).......................      31,000      3,487,500
                                                                      ------------
                                                                         3,487,500
                                                                      ------------

                       See notes to financial statements

                                                             Number of
                                                              Shares                      Value
                                                         -------------              ------------
INFORMATION TECHNOLOGY -- 1.59%
   Amdocs Ltd. (United States)/(b)(e)/...............           57,000              $  2,086,200
   Nokia Oyj ADR (Finland)...........................          143,000                 2,897,180
   Seagate Technology (Singapore)/(b)(e)/............          109,000                 2,467,760
                                                                                    ------------
                                                                                       7,451,140
                                                                                    ------------
       Total Foreign Common Stocks (Identified Cost $14,685,340)............          17,044,690
                                                                                    ------------
EXCHANGE TRADED FUNDS                            0.75%
   iShares MSCI Japan Index Fund.....................           50,000                   682,000
   NASDAQ-100 Shares.................................           73,000                 2,829,480
                                                                                    ------------
       Total Exchange Traded Funds (Identified Cost $3,416,339).............           3,511,480
                                                                                    ------------
       Total Long Term Investments -- 95.12% (Identified Cost
         $434,603,165)......................................................         444,547,578
                                                                                    ------------
SHORT-TERM INVESTMENTS                          17.55%
MONEY MARKET MUTUAL FUNDS -- 13.25%
   State Street Navigator Prime Plus (5.06% seven
     day effective yield)/(f)/ (Identified Cost
     $61,943,427)....................................       61,943,427                61,943,427
                                                                                    ------------

                                                                Par
                                                              (000's)
                                                         -------------
COMMERCIAL PAPER/(g)/                            4.30%
   Nestle Capital Corp. 5.25%, 7/3/06................    $       5,100                 5,098,513
   Rabobank USA 5.25%, 7/3/06........................           15,000                14,995,625
                                                                                    ------------
       Total Commercial Paper (Identified Cost $20,094,138).................          20,094,138
                                                                                    ------------
       Total Short-Term Investments (Identified Cost $82,037,565)...........          82,037,565
                                                                                    ------------
       Total Investments (Identified Cost $516,640,730) -- 112.67%..........         526,585,143/(a)/
       Securities Sold Short (Proceeds $3,839,861) -- (1.12)%...............          (5,208,530)
       Other Assets Less Liabilities -- (11.55)%............................         (53,988,630)
                                                                                    ------------
       Net Assets -- 100.00%................................................        $467,387,983
                                                                                    ============

--------
 (a) Federal Tax information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $27,093,529 and gross depreciation of $17,149,116 for federal tax purposes. At June 30, 2006, the aggregate cost of securities for federal income tax purposes was $516,640,730.
 (b) Non-income producing.
 (c) A common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria in Note 2F "Foreign security country determination" in the Notes to Financial Statements.
 (d) Position, or a portion thereof, has been segregated to collateralize for securities sold short.
 (e) All or a portion of security is on loan.
 (f) Represents security purchased with cash collateral for securities on loan.
 (g) The rate shown is the discount rate.
 (h) Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.

                       See notes to financial statements

                                                     Number of
                                                      Shares        Value
                                                     --------- ----------
 SECURITIES SOLD SHORT
 DOMESTIC COMMON STOCKS                        0.58%
 CONSUMER DISCRETIONARY -- 0.58%
    American Eagle Outfitters, Inc...............     26,000   $  885,040
    Wendy's International, Inc...................     31,000    1,806,990
                                                               ----------
                                                                2,692,030
                                                               ----------
        Total Domestic Common Stocks (Proceeds $1,706,174)      2,692,030
                                                               ----------
 EXCHANGE TRADED FUNDS                         0.54%
    iShares Russell 2000 Index Fund..............     35,000    2,516,500
                                                               ----------
        Total Exchange Traded Funds (Proceeds $2,133,687)       2,516,500
                                                               ----------
        Total Securities Sold Short (Proceeds $3,839,861)      $5,208,530/(i)/
                                                               ==========



--------
 (i) Federal Tax information: Net unrealized depreciation of securities sold short is comprised of gross appreciation of $0 and gross depreciation of $1,368,669 for federal income tax purposes. At June 30,2006, the aggregate proceeds of securities sold short for federal tax purposes was ($3,839,861).

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 2006
                                  (Unaudited)

ASSETS
   Investments at value, including $60,608,647 of securities on loan
     (Identified cost $516,640,730 )................................. $ 526,585,143
   Cash..............................................................        81,587
   Deposits with broker for securities sold short....................     7,163,980
   Interest receivable...............................................     3,553,443
   Dividends receivable..............................................       270,943
   Prepaid expenses..................................................        43,860
   Director retainer.................................................        20,546
   Tax reclaims receivable...........................................         5,256
                                                                      -------------
       Total Assets..................................................   537,724,758
                                                                      -------------
LIABILITIES
   Securities sold short, at value (Proceeds ($3,839,861))...........     5,208,530
   Investment securities purchased...................................     2,699,259
   Payable upon return of securities loaned..........................    61,943,427
   Accrued advisory fees (Note 4)....................................       267,909
   Accrued administration fees (Note 4)..............................        24,878
   Dividends on short sales..........................................         5,963
   Other accrued expenses............................................       186,809
                                                                      -------------
       Total Liabilities.............................................    70,336,775
                                                                      -------------
NET ASSETS                                                            $ 467,387,983
                                                                      =============
NET ASSET VALUE PER SHARE
   ($467,387,983 / 92,891,488 shares outstanding).................... $        5.03
                                                                      =============

Net Assets Consist of:
   Capital paid-in................................................... $ 498,685,054
   Distributions in excess of net investment income..................   (17,246,918)
   Accumulated net realized loss on investments......................   (22,625,897)
   Net unrealized appreciation on investments........................     9,944,413
   Net unrealized depreciation on securities sold short..............    (1,368,669)
                                                                      -------------
Net Assets                                                            $ 467,387,983
                                                                      =============

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            STATEMENT OF OPERATIONS

                        Six Months Ended June 30, 2006
                                  (Unaudited)

INVESTMENT INCOME
   Income
       Interest.................................................................. $  6,491,827
       Dividends (net of foreign taxes withheld of $32,476)......................    1,756,746
       Security lending..........................................................       27,982
                                                                                  ------------
              Total Investment Income............................................    8,276,555
                                                                                  ------------
   Expenses
       Investment advisory fees..................................................    1,666,619
       Administrative fees.......................................................      206,105
       Transfer agent fees.......................................................      129,115
       Printing and postage fees.................................................      123,398
       Professional fees.........................................................       81,673
       Directors' fees and expenses..............................................       60,499
       Registration fees.........................................................       42,839
       Custodian fees............................................................       17,051
       Miscellaneous.............................................................       93,327
                                                                                  ------------
          Expenses prior to dividends on short sales.............................    2,420,626
       Dividends on short sales..................................................       45,440
                                                                                  ------------
              Total Expenses.....................................................    2,466,066
       Less custodian fees paid indirectly.......................................       (1,335)
                                                                                  ------------
              Net Expenses.......................................................    2,464,731
                                                                                  ------------
                 Net Investment Income...........................................    5,811,824
                                                                                  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
       Investments...............................................................   10,365,216
       Short sales...............................................................   (5,066,256)
   Net change in unrealized appreciation (depreciation) on:
       Investments...............................................................  (11,516,218)
       Short sales...............................................................    1,918,743
                                                                                  ------------
          Net realized and unrealized gain (loss)................................   (4,298,515)
                                                                                  ------------
          Net increase (decrease) in net assets resulting from operations........ $  1,513,309
                                                                                  ============

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                       Six Months Ended
                                                                        June 30, 2006      Year Ended
                                                                         (Unaudited)    December 31, 2005
                                                                       ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
   Operations
       Net investment income (loss)...................................   $  5,811,824     $ 10,917,691
       Net realized gain (loss).......................................      5,298,960       15,980,163
       Net change in unrealized appreciation (depreciation)...........     (9,597,475)      (8,716,988)
                                                                         ------------     ------------
          Net increase (decrease) in net assets resulting from
            operations................................................      1,513,309       18,180,866
                                                                         ------------     ------------
   Dividends and distributions to shareholders from
       Net investment income..........................................    (24,152,050)*    (14,086,185)
       Net realized short-term gains..................................             --      (13,822,268)
       Tax return of capital..........................................             --      (22,346,347)
                                                                         ------------     ------------
          Total dividends and distributions to shareholders...........    (24,152,050)     (50,254,800)
                                                                         ------------     ------------
          Net increase (decrease) in net assets.......................    (22,638,741)     (32,073,934)
NET ASSETS
   Beginning of period................................................    490,026,724      522,100,658
                                                                         ------------     ------------
   End of period (including distributions in excess of net
     investment income and undistributed net investment
     income of $(17,246,918) and $1,093,308 respectively).............   $467,387,983     $490,026,724
                                                                         ============     ============


--------
  *Please note that the tax status of distributions is determined at the end of the taxable year. However, based on interim data as of June 30, 2006, we estimate that 57% of the distributions represent return of capital and 13% represent excess gain distributions which are taxed as ordinary income. Also refer to Note 2D in the Notes to Financial Statements.

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                             FINANCIAL HIGHLIGHTS

         (Selected data for a share outstanding throughout each year)

                                              Six Months Ended                 Year Ended December 31,
                                               June 30, 2006     ---------------------------------------------------
                                                (Unaudited)         2005      2004       2003       2002    2001/(3)/
                                              ----------------   --------   --------  --------   --------   --------
Per Share Data
Net asset value, beginning of period.........     $   5.28       $   5.62   $   5.70  $   5.81   $   6.63   $   7.48
                                                  --------       --------   --------  --------   --------   --------
Income From Investment Operations
Net investment income (loss)/(4)/............         0.06           0.12       0.12      0.09       0.15       0.18
Net realized and unrealized gains (losses)...        (0.05)          0.08       0.18      0.27      (0.35)     (0.32)
                                                  --------       --------   --------  --------   --------   --------
Total from investment operations.............         0.01           0.20       0.30      0.36      (0.20)     (0.14)
                                                  --------       --------   --------  --------   --------   --------
Dividends and Distributions
Dividends from net investment income.........        (0.26)         (0.15)     (0.14)    (0.12)     (0.17)     (0.22)
Distributions from net realized gains........           --          (0.15)     (0.09)       --         --         --
Tax return of capital........................           --          (0.24)     (0.11)    (0.35)     (0.45)     (0.49)
Dilutive effect of common stock distributions           --             --      (0.04)       --         --         --
                                                  --------       --------   --------  --------   --------   --------
Total dividends and distributions............        (0.26)         (0.54)     (0.38)    (0.47)     (0.62)     (0.71)
                                                  --------       --------   --------  --------   --------   --------
Change in net asset value....................        (0.25)         (0.34)     (0.08)    (0.11)     (0.82)     (0.85)
                                                  --------       --------   --------  --------   --------   --------
   Net asset value, end of period............     $   5.03       $   5.28   $   5.62  $   5.70   $   5.81   $   6.63
                                                  ========       ========   ========  ========   ========   ========
   Market value, end of period/(1)/..........     $   4.84       $   4.70   $   5.35  $   5.01   $   5.49   $   7.05
                                                  ========       ========   ========  ========   ========   ========
Total investment return/(2)/.................         8.89%/(6)/    (2.54)%    14.89%    (0.40)%   (14.06)%    18.73%
                                                  ========       ========   ========  ========   ========   ========
Ratios/Supplemental Data:
Net assets, end of period (in thousands).....     $467,388       $490,027   $522,101  $525,687   $532,763   $601,655
Ratio of expenses to average net assets
 (excluding dividends on short sales)........         1.02%/(5)/     1.06%      1.28%     1.03%      0.99%      1.04%
Ratio of expenses to average net assets
 (including dividends on short sales)........         1.04%/(5)/     1.10%      1.31%     1.06%      0.99%      1.04%
Ratio of net investment income to average net
 assets......................................         2.44%/(5)/     2.18%      2.13%     1.66%      2.37%      2.51%
Portfolio turnover rate......................         17.2%/(6)/     74.6%      75.8%     94.1%      90.8%      86.3%

--------
(1)Closing Price -- New York Stock Exchange.
(2)Total investment return is calculated assuming a purchase of a share of the Fund's common stock at the opening NYSE share price on the first business day and a sale at the closing NYSE share price on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund's Automatic Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(3)As required, effective January 1, 2001, the Fund adopted the provision of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change for the year ended December 31, 2001 is shown below.

         Decrease net investment income....................... $(0.02)
         Increase net realized and unrealized gains and losses $ 0.02
         Decrease ratio of net investment income..............  (0.23)%

(4)Computed using average shares outstanding.
(5)Annualized.
(6)Not annualized.

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 2006
                                  (Unaudited)

NOTE 1 -- ORGANIZATION

   The Zweig Total Return Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988. The Fund's objective is to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

  A. Security Valuation

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

   As required, some securities and other assets may be valued at fair value as determined in good faith by or under the direction of the Directors.

   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

  B. Security Transactions and Related Income

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

  C. Income Taxes

   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

   The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which the Fund invests.

   In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 (January 1, 2007 for calendar-year companies), with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. As of June 30, 2006, the Fund has not completed its evaluation of the impact that will result from adopting FIN 48.

  D. Dividends and Distributions to Shareholders

   Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

   The Fund has $27,780,456 of capital loss carryovers, $23,005,530 expiring in 2010 and $4,774,926 expiring in 2011 which may be used to offset future capital gains. The Fund may not realize the benefit of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryovers. In addition, under certain conditions, the Fund may lose the benefit of these losses to the extent that distributions to shareholders exceed required distribution amounts as defined under the Internal Revenue Code. Shareholders may also pay additional taxes on these excess distributions.

  E. Foreign Currency Translation

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

  F. Foreign Security Country Determination

   A combination of the following criteria is used to assign the countries of risk listed in the Schedule of Investments and Securities Sold Short: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

  G. Options

   The Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

   The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

   The Fund may purchase options, which are included in the Fund's Schedule of Investments and Securities Sold Short and subsequently marked-to-market to reflect the current value of the option.

   When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

  H. Short Sales

   A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund. At June 30, 2006, the value of securities sold short amounted to $5,208,530 against which collateral of $13,021,560 was held. The collateral includes the deposits with the broker for securities held short and the value of the segregated investments held long, as shown in the Schedule of Investments and Securities Sold Short. Short selling used in the management of the Fund may accelerate the velocity of potential losses if the prices of securities sold short appreciate quickly. Stocks purchased may decline in value at the same time stocks sold short may appreciate in value, thereby increasing potential losses.

  I. Security Lending

   The Fund may loan securities to qualified brokers through an agreement with State Street Bank and Trust (the "Custodian"). Under the terms of the agreement, the Fund receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Cash collateral has been invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees and rebates charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

NOTE 3 -- PURCHASES AND SALES OF SECURITIES

   Purchases and sales of securities (excluding U.S. Government and agency securities, short-term securities, and options) for the period ended June 30, 2006, were as follows:

                    Purchases...................... $40,257,488
                    Sales..........................  53,786,867
                    Short sales....................   4,023,841
                    Purchases to cover short sales.  16,409,834

   Purchases and sales of long-term U.S. Government and agency securities for the period ended June 30, 2006, were as follows:

                      Purchases.................. $37,905,078
                      Sales......................  39,728,125

NOTE 4 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

   a) Investment Advisory Fee: The Investment Advisory Agreement (the "Agreement") between Phoenix/Zweig Advisers LLC (the "Adviser"), the Fund's investment adviser, and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the adviser is responsible for the actual management of the Fund's portfolio. The Adviser is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"). The responsibility for making decisions to buy, sell or hold a particular investment rests, with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis to 0.70% of the Fund's average daily net assets. During the period ended June 30, 2006, the Fund incurred advisory fees of $1,666,619.

   Zweig Consulting LLC (the "Sub-Adviser"), which serves as the Sub-Adviser for the Fund, performs certain asset allocation research and analysis and provides such advice to the Adviser. The Sub-Adviser's fees are paid by the Adviser.

   b) Administration Fee: Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly owned subsidiary of PNX serves as the Fund's Administrator (the "Administrator") pursuant to an Administration Agreement. The Administrator receives a fee for financial reporting, tax services, and oversight of the subagent's performance at a rate of 0.065% of the Fund's average daily net assets. During the period ended June 30, 2006, the Fund incurred Administration fees of $206,105.

   c) Directors Fee: The Fund pays each Director who is not an interested person of the Fund or the Adviser a fee of $10,000 per year plus $1,500 per Directors' or committee meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. Any Director of the Fund who is an interested person of the Fund or the Adviser receives no remuneration from the Fund.

NOTE 5 -- INDEMNIFICATIONS

   Under the Fund's organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NOTE 6 -- CAPITAL STOCK AND REINVESTMENT PLAN

   At June 30, 2006, the Fund had one class of common stock, par value $.001 per share, of which 500,000,000 shares are authorized and 92,891,488 shares are outstanding.

   Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan"), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the six-months ended June 30, 2006 and the year ended December 31, 2005 there were no shares issued pursuant to the Plan.

NOTE 7 -- CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

   At June 30, 2006, the Fund held $248,087,128 in investments issued by the U.S. Government comprising 53.08% of the net assets of the Fund.

             BOARD OF DIRECTOR'S CONSIDERATION AND RE-APPROVAL OF
             INVESTMENT ADVISORY AGREEMENT AND SERVICING AGREEMENT
                       FOR ZWEIG TOTAL RETURN FUND, INC.

   Pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Directors (the "Board") of The Zweig Total Return Fund, Inc. (the "Fund"), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Directors"), are required to annually review and re-approve the terms of the Fund's existing investment advisory agreement (the "Advisory Agreement") with Phoenix/Zweig Advisers LLC (the "Adviser") and the servicing agreement (the "Servicing Agreement") between the Adviser and Zweig Consulting LLC (the "Sub-Adviser") (collectively, the "Agreements"). In this regard, the Board reviewed and re-approved the Agreements, during the most recent six month period covered by this report.

   More specifically, at a meeting held on February 15, 2006, the Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the Sub-Adviser and the re-approval of the Agreements.

   1. Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services performed by the Adviser and the Sub-Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, review of Fund legal issues, assisting the Directors in that capacity and other services. The Independent Directors concluded that the services are extensive in nature and that the Adviser and the Sub-Adviser delivered an acceptable level of service.

   2. Investment Performance of the Funds and Adviser. The Board considered the investment performance for the Fund over various periods of time as compared to the performance of the Fund's Lipper, Inc. peer group universe, and concluded that the Adviser was delivering acceptable performance results consistent with the long-term investment strategies being pursued by the Fund, and that the performance had continued to improve in 2005. The Board had been informed that the Adviser and its affiliates did not manage any funds comparable to the Fund against which the Fund's performance could be compared.

   3. Costs of Services and Profits Realized by the Adviser and the Sub-Adviser.

(a) Costs of Services to Fund: Fees and Expenses. The Board considered the Fund's management fee rate and expense ratio relative to the Fund's peer group. The Board noted that the investment advisory fee paid by the Fund, exclusive of the administrative fee, is generally in the mid-range of its peer group, and concluded that the fee is acceptable based upon the qualifications, experience, reputation, and performance of the Adviser and the Sub-Adviser. The Board also concluded that the expense ratio of the Fund is at an appropriate level, and both competitive and comparable to its peers.

(b) Profitability and Costs of Services to Adviser and Sub-Adviser. The Board considered the Adviser's and Sub-Adviser's overall profitability and costs. The Board also considered whether the amount of profit is a fair entrepreneurial profit, and noted that the Adviser has increased its resources devoted to Fund matters in response to recently-enacted regulatory requirements and new or enhanced Fund policies and procedures. The Board concluded that the Adviser's and the Sub-Adviser's profitability was at an acceptable level in light of the quality of the services being provided to the Fund.

   4. Extent of Economies of Scale as Fund Grows. The Board considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Board noted that economies of scale may develop for certain funds as their assets increase and their fund-level expenses decline as a percentage of assets, but that closed-end funds such as the Fund typically do not have the ability to substantially increase their asset base as do mutual funds. The Board concluded that the Fund has appropriately benefited from any economies of scale.

   5. Whether Fee Levels Reflect Economies of Scale. The Board also considered whether the management fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist, and concluded that, given the Fund's closed-end structure, it was. At the same time, the Directors agreed that it would be appropriate to monitor this issue in the event that the assets of the Fund were to increase substantially via a rights offering or some other means.

   6. Other Relevant Considerations.

(a) Adviser Personnel and Methods. The Board considered the size, education and experience of the Adviser's and Sub-Adviser's staff, their fundamental research capabilities and approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that in each of these areas they were structured in such a way as to support the level of services being provided to the Fund.

(b) Other Benefits to the Adviser or Sub-Adviser. The Board also considered the character and amount of other incidental benefits received by the Adviser and the Sub-Adviser and their respective affiliates from their association with the Fund. The Board concluded that potential "fall-out" benefits that they may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and may in some cases benefit the Fund.

   Conclusions

   In considering the Agreements, the Board did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Fund's surrounding circumstances. Based on this review, it was the judgment of the Board that shareholders had received acceptable absolute and relative performance at reasonable fees and, therefore, re-approval of the Investment Advisory Agreement with the Adviser and the Servicing Agreement with the Sub-Adviser were in the best interests of the Fund and its shareholders. As a part of its decision-making process, the Board noted its belief that a long-term relationship with capable, conscientious advisers is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund knowing that the Adviser managed the Fund and knowing its investment management fee schedule. As such, the Board considered, in particular, whether the Adviser, with the assistance of the Sub-Adviser, managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders, and concluded that the Fund was so managed.

   Upon conclusion of their review and discussion, the Independent Directors, voting separately, and the full Board unanimously approved the continuation of the Investment Advisory Agreement and the Service Agreement.

                        SUPPLEMENTARY PROXY INFORMATION

   The Annual Meeting of Shareholders of The Zweig Total Return Fund, Inc. was held on May 9, 2006. The meeting was held for the purposes of electing two
(2) nominees to the Board of Directors.

   The results of the above matters were as follows:

    Directors            Votes For  Votes Against Votes Withheld Abstentions
    ---------            ---------- ------------- -------------- -----------
    Charles H. Brunie... 59,059,519      N/A        1,717,777        N/A
    James B. Rogers, Jr. 57,999,215      N/A        2,780,081        N/A

   Based on the foregoing, Charles H. Brunie and James B. Rogers, Jr. were elected as Directors. The Fund's other Directors who continue in office are Daniel T. Geraci, Wendy Luscombe, Alden C. Olson, Ph.D. and R. Keith Walton.

                                KEY INFORMATION

Zweig Shareholder Relations: 1-800-272-2700
   For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

                               REINVESTMENT PLAN

   Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                           REPURCHASE OF SECURITIES

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

                     PROXY VOTING INFORMATION (FORM N-PX)

   The Adviser and Sub-Adviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2005, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

                             FORM N-Q INFORMATION

   The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

OFFICERS AND DIRECTORS
Daniel T. Geraci
Director, Chief Executive Officer and President

Carlton Neel
Executive Vice President

David Dickerson
Senior Vice President

Marc Baltuch
Chief Compliance Officer and Vice President

Moshe Luchins
Vice President

Kevin J. Carr
Chief Legal Officer and Secretary

Nancy Curtiss
Treasurer

Charles H. Brunie
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

R. Keith Walton
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022-4728

Fund Administrator
Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06103-2899

Custodian
State Street Bank and Trust Company
P.O. Box 5501
Boston, MA 02206-5501

Legal Counsel
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, NY 10022-2585

Transfer Agent
Computershare Trust Company, NA
P.O. Box 43010
Providence, RI 02940-3010

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP 4133                                                                   Q2-06

      Semi Annual Report



      Zweig

      The Zweig Total
      Return Fund, Inc.


      June 30, 2006


                                    [GRAPHIC]

  PHOENIX
  INVESTMENT PARTNERS, LTD.
  A member of The Phoenix Companies, Inc.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR. In addition, there are no newly identified portfolio managers as of the date of this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The Fund did not have repurchased shares during the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
         Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a)(1) Not applicable.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)              The Zweig Total Return Fund, Inc.

By (Signature and Title)* /s/ Daniel T. Geraci
                          -------------------------------------------------
                          Daniel T. Geraci, President and Chief Executive
                          Officer
                          (principal executive officer)
Date   September 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Daniel T. Geraci
                          -------------------------------------------------
                          Daniel T. Geraci, President and Chief Executive
                          Officer
                          (principal executive officer)

Date                      September 5, 2006

By (Signature and Title)* /s/ Nancy G. Curtiss
                          -------------------------------------------------
                          Nancy G. Curtiss, Treasurer
                          (principal financial officer)
Date   September 5, 2006

--------
*  Print the name and title of each signing officer under his or her signature.